United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

BLACK DIAMOND, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)           On June 9, 2011, Black Diamond, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Meeting”).  Of the 21,738,484 shares of common stock entitled to vote at the Meeting, 18,013,992 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 82.9% of the Company’s outstanding shares of common stock.

(b)           At the Meeting, the Company’s stockholders: (i) approved the re-election of each of the following seven director nominees standing for re-election: Warren B. Kanders, Robert R. Schiller, Peter Metcalf, Donald L. House, Nicholas Sokolow, Michael Henning and Philip N. Duff; (ii) approved, on an advisory, non-binding basis, the Company’s executive compensation, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2011 (the “Proxy Statement”); (iii) recommended, on an advisory, non-binding basis, that the Company conduct future advisory votes on executive compensation every three years; and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. Each proposal is described in more detail in the Company’s Proxy Statement.

The voting results for each proposal are set forth below:

Proposal 1 – To elect seven members to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren B. Kanders	11,795,105	291,002	5,927,885
Robert R. Schiller	11,180,533	905,574	5,927,885
Peter Metcalf	11,999,150	86,957	5,927,885
Donald L. House	11,935,015	151,092	5,927,885
Nicholas Sokolow	11,395,473	690,634	5,927,885
Michael Henning	12,015,136	70,971	5,927,885
Philip N. Duff	12,021,966	64,141	5,927,885

Proposal 2 – To approve an advisory resolution on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Votes
11,877,966	33,883	174,258	5,927,885

Proposal 3 – To recommend an advisory vote on the frequency of future advisory votes on executive compensation:

Every One Year	Every Two Years	Every Three Years	Abstained	Broker Non-Votes
5,000,644	14,201	6,895,162	176,100	5,927,885

Proposal 4 – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,777,515	31,063	205,414	0

(d)           In accordance with the recommendation of the Company’s stockholders, the Company intends to include an advisory vote on the compensation of its executives in its proxy materials every three years, until the next required stockholder advisory vote on the frequency of future advisory votes on executive compensation or until the Company’s Board of Directors otherwise determines that a different frequency of the advisory vote on executive compensation is in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 14, 2011	BLACK DIAMOND, INC.

	By:	/s/ Robert Peay
Robert Peay, Chief Financial Officer (Principal Financial Officer)